Exhibit 10.1

                                  DYNTEK, INC.

                           PLACEMENT AGENT'S AGREEMENT

February 27, 2004

Network 1 Financial Securities, Inc.
The Galleria, Penthouse
2 Bridge Avenue, Building 2
Red Bank, New Jersey 07701

Dear Ladies & Gentlemen:

      The undersigned, DynTek, Inc., a Delaware corporation (the "Company"), proposes to offer for sale in a private placement ("Offering"), a minimum of 37 Units (the "Minimum Offering") and a maximum of 150 Units (the "Maximum Offering')("Units") at a purchase price of $13,600 per Unit. Each Unit consists of 20,000 Shares of Common Stock of the Company (the "Offering"), $0.0001 par value ("Common Stock"), and 4,000 Common Stock Purchase Warrants of the Company ("Warrants" or "Warrant"). Each Warrant entitles the holder thereof to purchase one share of Common Stock at a purchase price of $0.90 cents per Share, subject to adjustment in certain circumstances, at any time commencing upon issuance and thereafter until the fifth anniversary of the date of issuance. The Warrant will be evidenced by a Share purchase warrant containing "piggyback" registration provisions, anti-dilution provisions and other terms and conditions customarily contained in Warrant agreements. The minimum investment will be one (1) Unit for a minimum investment of $13,600, except that the Company and the Placement Agent may accept subscriptions for lesser amounts at their discretion. The Units will be offered on a best efforts basis. The Units shall be offered only to
"Accredited Investors", as such term is defined under Rule 501(a) of the Securities Act of 1933 (the "Act"), including without limitation entities within such definition, without registration, pursuant to the exemption from registration created by Regulation D under the Act. The Offering will commence on the date of the "Offering Documents", as hereinafter defined, and shall terminate at the end of the Offering Period as set forth in Section 1.2 hereof.

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files periodic reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements and other information will be referred to herein as the "Public Documents." The Subscription Agreements and Questionnaires to be executed by each purchaser and the Company (collectively, the "Subscription Agreements"), along with the Public Documents annexed to the Subscription Agreements as Exhibits thereto, will be referred to herein collectively as the "Offering Documents." Network 1 Financial Securities, Inc. is sometimes referred to herein as "Network 1" or the "Placement Agent." As used herein, unless otherwise indicated, the term "Company" shall mean DynTek, Inc. and any subsidiaries of DynTek, Inc. (each a "Subsidiary" and collectively, the "Subsidiaries"), both separately and as a consolidated entity.

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 2


      The Company has agreed to include both the Shares of Common Stock and Shares of Common Stock underlying the Warrants (the "Warrant Shares") in each Unit in a registration statement to be filed under the Act and to use its best efforts to have such registration statement declared effective by the Commission, as promptly as practicable.

      1. Appointment of Placement Agent; The Offering Period.

            1.1 Appointment of Placement Agent. You are hereby appointed exclusive Placement Agent of the Company during the offering period herein specified ("Offering Period") for the purpose of assisting the Company in placing the Units with purchasers who are qualified accredited investors ("Subscribers"). You hereby accept such agency and agree to assist the Company in placing Units with the Subscribers. Your agency hereunder is not terminable by the Company except upon termination of the Offering or breach by you of your material obligations hereunder.

            1.2 Offering Period. The Offering Period shall commence on the day the Offering Documents are first made available to you by the Company and will continue until the earlier of the final Closing (as hereinafter defined) on Maximum Offering or May 31, 2004 (The "Termination Date"), unless extended by the Company for a period of up to ninety (90) days from such date without notice to any Subscriber (the "Offering Period"). If, at any time during the Offering Period, subscriptions for the Minimum Offering have been received and accepted by the Company (and funds in payment therefore have cleared), then, upon the mutual consent of the Company and the Placement Agent, an initial closing ("Initial Closing") shall take place with respect to such accepted subscriptions and the Company shall continue the Offering until all Units have been sold or the Termination Date, whichever occurs first. After the Initial Closing, subsequent closings with respect to accepted subscriptions may take place at any time during the Offering Period as may be mutually determined by the Company and the Placement Agent (such subsequent closings and the Initial Closing will each be referred to herein as a "Closing").

            1.3 Offering Documents. The Company will provide the Placement Agent with a sufficient number of copies of the Offering Documents for delivery to potential Subscribers and such other information, documents and instruments which the Placement Agent deems reasonably necessary to act as Placement Agent hereunder and to comply with the rules, regulations and judicial and administrative interpretations respecting compliance with applicable state and federal statutes related to the Offering.

            1.4 Segregation of Funds. Each Subscriber of Units shall tender to the Placement Agent a check payable to the order of "Commerce Bank/Delaware, NA, Escrow Agent for DynTek, Inc. Escrow Account" in the amount of the investment subscribed for, which funds shall be held in escrow by Commerce Bank/Delaware, NA, as escrow agent, in accordance

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 3


with Rules 10b-9 and 15c2-4 promulgated under the Securities Exchange Act of 1934 ("Exchange Act"), as set forth in the Offering Documents.

      2. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent and the Subscribers as follows:

            2.1 Disclosure in Offering Documents.

                  2.1.1 Private Offering Exemption; Offering Documents. The Offering Documents conform in all material respects with the requirements of
Section 4(2) of the Act, and Rules 501-506 of Regulation D and with the requirements of all other applicable rules and regulations of the Commission currently in effect relating to transactions not involving a public offering. The Offering Documents contain all material statements which are required to be stated therein in accordance with such requirements and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Assuming that (i) a proper Form D is filed in accordance with Rule 503 of Regulation D, (ii) the offer and the sale of the Units by the Placement Agent is made in compliance with Rule 506 of Regulation D and/or Section 4(2) of the Act, and (iii) the representations of the Subscribers in the Subscription Agreements signed by them are true and correct (which facts will not be independently verified by the Company), the sale of Units in the Offering is exempt from registration under the Act and is in compliance with Regulation D.

                  2.1.2 Disclosure of Contracts.  The descriptions in the Public
Documents of all material contracts, agreements, instruments, indentures, mortgages, loans, leases, licenses, arrangements or undertakings of any nature, written or oral, of the Company which involve future payments, performance or services, development of products, or delivery of goods or materials to or by the Company of an aggregate amount or value in excess of $250,000, or which otherwise are material to the business or prospects of the Company (collectively, "Contracts") are accurate in all material respects and present fairly the information required to be disclosed therein and there are no contracts or other documents required to be described in the Public Documents which have not been so described. The Company has furnished the Placement Agent, when and if requested, with true, correct and complete copies (or where oral, written descriptions) of all Contracts, including all exhibits, schedules, amendments, supplements, modifications and waivers thereto. Each of the Contracts is in full force and effect, the Company has performed in all material respects all of its obligations thereunder and is not in default thereunder, and no party to a Contract has made a claim to the effect that the Company has failed to perform any obligations thereunder. To the knowledge of the Company, there is no plan, intention, or indication of any contracting party to a Contract to cause termination, cancellation or modification of such Contract or to reduce or otherwise change its activity thereunder so as to adversely affect in any material respect the benefits derived or expected to be

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 4


derived therefrom by the Company. The Company does not know of the occurrence of any event or the existence of any state of facts which with notice or the passage of time or both would cause it to be in material default thereof. The Company is not a party to, or bound by, any warranty agreement with respect to products sold or any contract, agreement, commitment or restriction which obligates the Company to perform services or to produce products unprofitably. None of the provisions of any Contracts violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company, or its material assets or businesses.

            2.2 Changes After Dates in Offering Documents.

                  2.2.1 No Material Adverse Change. Except as otherwise stated in the Public Documents, since the Balance Sheet Date, as hereinafter defined,
(i) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, business or business prospects of the Company, including, but not limited to a material loss or interference with its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, whether or not arising in the ordinary course of business, (ii) the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any litigation which, if adversely determined, would have a material adverse effect on the business, properties, assets, condition (financial or otherwise) of the Company, whether or not in the ordinary course of business (a "Material Adverse Effect"), and
(iii) there have been no transactions entered into by the Company, other than those in the ordinary course of business or reflected in the Public Documents, which are material with respect to the condition, financial or otherwise, or to the results of operations, or business of the Company. The Balance Sheet Date is defined as December 31, 2003.

                  2.2.2 Recent Securities Transactions. Etc. Since the most recent Balance Sheet date, and except as otherwise specifically stated in the Public Documents, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock; or (iii) issued any options, warrants or other rights to purchase the capital stock of the Company, or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except for securities issued under the Company's Most Current Employee Stock Option Plan or pursuant to the exercise or conversion of securities outstanding on the Balance Sheet Date.

            2.3 No Preemptive Rights; Options; Registration Rights. Except as set forth in the Public Documents, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock, or other securities of the Company, under the Certificate of Incorporation or By-Laws of the Company or under any

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 5


agreement or other outstanding instrument to which the Company is a party or by which it is bound. Except as set forth in the Public Documents, other than securities issued under the Company's Most Current Employee Stock Option Plan the Company does not have outstanding any option, warrant, convertible security, or other right permitting or requiring it to issue, or otherwise to purchase or convert any obligation into, shares of Common Stock, or other securities of the Company and the Company has not agreed to issue or sell any shares of Common Stock, or other securities of the Company.

            2.4 Financial Statements. The financial statements of the Company, including any notes thereto and supporting schedules, included or incorporated by reference in the Public Documents ("Financials"), fairly present the financial position and results of operations of the Company at the dates thereof and for the periods covered thereby, subject, in the case of interim periods, to year-end adjustments and normal recurring accruals. The Company has no material liabilities or obligations, contingent, direct, indirect or otherwise except (i) as set forth in the balance sheet for the Balance Sheet Date included in the Financials or the footnotes thereto, (ii) those incurred in the ordinary course of business since the Balance Sheet Date, and (iii) otherwise as set forth in the Public Documents. The Public Documents also set forth all material outstanding amounts due to any employees, officers, directors or stockholders of the Company, or to any of their respective affiliates, including, but not limited to, accrued salaries, loans, etc.

            2.5 Authorized Capital; Options; Etc. The Company had, at the date or dates indicated in the Public Documents, such duly authorized, issued and outstanding capitalization as set forth in the Public Documents. Except as set forth in the Public Documents, there are no material options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued shares of capital stock of the Company or any security convertible into shares of capital stock of the Company, or any contracts or commitments to issue or sell shares of capital stock or any such options, warrants, rights or convertible securities.

            2.6 Valid Issuance of Securities: Etc.

                  2.6.1 Outstanding Securities. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. All outstanding options and warrants to purchase shares of capital stock constitute the valid and binding obligations of the Company, enforceable in accordance with their terms. The authorized capital stock and outstanding options and warrants conform to all statements relating thereto contained in the Public Documents. The offers and sales of the outstanding capital stock, options and warrants to purchase shares of

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 6


capital stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or exempt from such registration requirements.

                  2.6.2 Units. The securities contained in the Units have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Subscription Agreements, will be duly and validly issued, fully paid and non-assessable. The holders of the Units will not be subject to personal liability by reason of being such holders and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. All corporate action required to be taken for the authorization, issuance and sale of the Units and the securities contained in the Units have been duly and validly taken.

            2.7 Registration Rights of Third Parties. Except as set forth in the Public Documents, no holders of any securities of the Company or of any options or warrants of the Company exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

            2.8 Due Authorization. The Company has full right, power and authority to enter into this Agreement and the Subscription Agreements, to issue the Units and the securities contained in the Units and to perform all of its obligations hereunder and thereunder and to consummate the transactions contemplated by the Offering Documents. This Agreement has been, and the Subscription Agreements, when executed and delivered, will have been, duly and validly authorized by all necessary corporate action and no further corporate action or approval is or will be required for their respective execution, delivery and performance. This Agreement constitutes and each Subscription Agreement (assuming the due authorization, execution and delivery by each subscriber) to be entered into by the Company with respect to the purchase and sale of the Units, will constitute, when executed and delivered by the Company, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (ii) that the enforceability of the indemnification and contribution provisions of the respective agreements may be limited by the federal and state securities laws and public policy, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought).

            2.9 No Conflicts. The Company's execution, delivery, and performance of this Agreement and the Subscription Agreements, the consummation by the Company of the transactions contemplated herein and therein and the compliance by the Company with the provisions of this Agreement and the Subscription Agreements have been duly authorized by all

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 7


necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time or both (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject; (ii) result in any violation of the provisions of the Certificate of Incorporation or the By-laws of the Company; (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its material properties or material businesses; or (iv) have any material adverse effect on any permit, license, certificate, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties or to conduct its business.

            2.10 No Defaults. Except as described in the Public Documents, no material default exists in the due performance and observance of any term, covenant or condition of any permit, license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject the effect of which would have a Material Adverse Effect. The Company is not in violation of any material term or provision of its Certificate of Incorporation or By-Laws or in material violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, except as described in the Public Documents.

            2.11 Corporate Power; Licenses; Consents.

                  2.11.1 Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials, agencies, authorities and bodies to own or lease its properties and conduct its business as described in the Public Documents. The Company is and has been doing business in material compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations. The disclosures in the Public Documents concerning the effects of federal, state and local regulation on the Company's business as currently conducted or contemplated to be conducted are correct in all material respects and do not omit to state a material fact.

                  2.11.2 Transactions Contemplated Herein; Consents. The Company has all corporate power and authority to enter into this Agreement, and the Subscription Agreements

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 8


to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. Except as set forth in the Public Documents, no consent, approval, authorization, order of, or filing with, any court, governmental agency, authority or other body is required to consummate the transactions contemplated by this Agreement and the Subscription Agreements, and the issuance of the Units, except that the offer and sale of the Units in certain jurisdictions may be subject to the provisions of the securities or Blue Sky laws of such jurisdictions.

            2.12 Title to Property; Insurance. Except as set forth in the Public Documents, the Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by it, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions of any material nature whatsoever. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains such insurance in adequate amounts which are adequate to protect its financial condition against the risks involved in the conduct of its businesses.

            2.13 No Pending Actions. Except as set forth in the Public Documents, there are no actions, suits, proceedings, claims, or hearings of any kind or nature existing or pending (or, to the best knowledge of the Company, threatened) or, to the best knowledge of the Company, any investigations or inquiries, before or by any court, or other governmental authority, tribunal or instrumentality (or, the Company's best knowledge, any state of facts which would give rise thereto), pending or threatened against the Company, or involving the properties of the Company, which might result in any Material Adverse Effect or which might materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement. Except as described in the Public Documents, there are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, its properties or business, is bound or subject.

            2.14 Due Incorporation, Qualification and Good Standing. The Company has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of its state of incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation for the transaction of business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification or licensing, except where the failure to qualify would not have a Material Adverse Effect. The Company has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Public Documents.

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 9


            2.15 Taxes. Except as set forth in the Public Documents, the Company has filed all federal tax returns and all state and municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing; provided, however, that the Company has not paid any tax, assessment, charge, levy or license fee that it is contesting in good faith and by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles. Each of the tax returns heretofore filed by the Company correctly and accurately reflects the amount of its tax liability thereunder. Except as set forth in the Public Documents, the Company has withheld, collected and paid all levies, assessments, license fees and taxes to the extent required. As used herein, "tax" or "taxes" include all taxes, charges, fees, levies or other assessments imposed by any Federal, state, local, or foreign taxing authority, including, without limitation, income, premium, recapture, credit, excise, property, sales, use, occupation, service, service use, leasing, leasing use, value added, transfer, payroll, employment, license, stamp, franchise or similar taxes (including any interest earned thereon or penalties or additions attributable thereto). The term "returns" means all returns, declarations, reports, statements, and other documents required to be filed in respect of taxes.

            2.16 Reserved.

            2.17 Transactions Affecting Disclosure to NASD.

                  2.17.1 Finder's Fees. The Company is not obligated to pay a finder's fee to anyone in connection with the introduction of the Company to the Placement Agent, or the consummation of the Offering contemplated hereunder.

                  2.17.2 Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any NASD member or its affiliate or associates, except as specifically authorized herein.

            2.18 Foreign Corrupt Practices Act. Neither the Company nor any of its officers, directors, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (i) might subject the

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 10


Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Public Documents or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

            2.19 Intangibles. The Company owns or possesses the requisite licenses or rights to use all material trademarks, service marks, service names, trade names, patents and patent applications, copyrights and other rights (collectively, "Intangibles") used by the Company in its business or relating to products sold by the Company, and all such Intangibles are stated in the Public Documents. Any of the Company's Intangibles which have been registered in the United States Patent and Trademark Office have been fully maintained and are in full force and effect, except where the failure to do so would not result in a Material Adverse Effect. There is no claim or action by any person pertaining to, or proceeding pending or to the Company's knowledge, threatened and the Company has not received any notice of conflict with the asserted rights of others which challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the Company's business except as described in the Public Documents or except where such challenge, even if successful, would not result in a Material Adverse Effect. To the best of Company's knowledge, the Intangibles and the Company's current products, services and processes do not infringe on any intangibles held by any third party. To the best of the Company's knowledge, no others have infringed upon the Intangibles of the Company.

            2.20 Relations With Employees.

                  2.20.1 Employee Matters. The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state or local laws and employment laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before a Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any predecessor entity. No questions concerning representation exist respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company, if any.

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 11


                  2.20.2 Employee Benefit Plans. Except as disclosed in the Public Documents, the Company neither maintains, sponsors nor contributes to, nor is it required to contribute to, any program or arrangement that is an "employee pension benefit plan, an employee welfare benefit plan," or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Other than as disclosed in the Public Documents, the Company does not, and has at no time, maintained or contributed to a defined benefit plan, as defined in Section 3(35) of ERISA. Except as disclosed in the Public Documents, if the Company does maintain or contribute to a defined benefit plan, any termination of the plan on the date hereof would not give rise to liability under Title IV of ERISA, and no ERISA Plan which is a pension plan has incurred an accumulated funding deficiency" (as defined in Section 302 of ERISA) and no ERISA Plan which is a "welfare plan" (as defined in
Section 3(1) of ERISA) has any unfunded liabilities. Except as disclosed in the Public Documents, there are no unfunded benefits under any ERISA Plan which is subject to the funding standards of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), which could subject the Company to any tax or penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder and nothing has occurred which would cause the loss of such qualification. Other than claims for benefits in the ordinary course, there is no pending claim, litigation, arbitration or any other legal proceeding involving any ERISA Plan which may result in material liability on the part of the Company or any ERISA Plan under ERISA or any other law, nor, is there any reasonable basis for such a claim. The Company has no bonus, incentive or deferred compensation plans which constitute a continuing liability of the Company, except individual arrangements of the Company with employees relating to their employment. There are no employees of the Company who, in connection with their employment by the Company, are receiving any pension or retirement payments or are entitled to receive any unfunded pensions not covered by a pension plan to which the Company is a party. For purposes of this Agreement, the Company and any entity, whether incorporated or unincorporated, treated as a single employer with the Company under Section 414(b), 414(c), 414(m), or 416(o) of the Code, shall be referred to as the "Controlled Group" and any "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained or contributed to by any member of the Controlled Group shall be referred to as a "Controlled Group Plan." For each Controlled Group Plan that is a pension plan: (i) except as disclosed in the Offering Documents, all contributions required to be made under ERISA Section 302 and Section 412 (whether or not waived) have been made, (ii) no reportable event (within the meaning of ERISA Section 4043) has occurred at any time, and
(iii) no

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 12


material liability under Title IV of ERISA exists or is expected to be incurred by any member of the Controlled Group. No member of the Controlled Group has had, at any time, any obligation to contribute to any "multiemployer plan." Each Controlled Group Plan which is a "group health plan" (as such term is defined in Code Section 4980(g)) complies and has complied in each and every case with the applicable requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA").

            2.21 Reserved

            2.22  Environmental  Matters.  Except  as set  forth  in the  Public
Documents:

                  2.22.1 The Company has obtained all permits, licenses and other authorizations that are required with respect to the operation of its business under the Environmental Laws (as defined below) and, to the best knowledge of the Company, is in material compliance with all terms and conditions of such required permits, licenses and authorizations;

                  2.22.2  The  Company  is  in  material   compliance  with  the
Environmental Laws (including, without limitation, compliance with standards, schedules and timetables therein);

                  2.22.3 No real property or facility owned, operated, leased, or controlled by the Company or, to the knowledge of the Company, any predecessor in interest of the Company, is listed or proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation, and Liability Information System, both promulgated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or on any comparable state or local list established pursuant to any Environmental Law, and the Company has not received any notification or potential or actual liability or request for information under CERCLA or any comparable state or local law, except that which would not have a Material Adverse Effect;

                  2.22.4 There have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, on-site or off-site) of Hazardous Materials by the Company or, to the knowledge of the Company, any predecessor in interest of the Company at, on, under, from or into any of the real property owned, operated, leased, managed or controlled by the Company in violation of any Environmental Laws or giving rise to liability under any Environmental Law;

                  2.22.5 Reserved.

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 13


                  2.22.6 There is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding, notice or demand letter pending or, to the knowledge of the Company, threatened against the Company under any Environmental Law.

                  2.22.7 For the purposes of this Agreement:

                  (a) "Environmental Laws" means the common law and all federal, state, local and foreign laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, now or as in effect at the Closing, relating to pollution or protection of public or employee health or the environment, including, without limitation, laws relating to (a) emissions, discharges, releases or threatened releases of any Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (b) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (c) underground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

                  (b) "Environmental Liability" means, any damages incurred or suffered (a) resulting from or arising out of any breach of or inaccuracy of any representation of warranty contained in Section 2.20 hereof or (b) arising under any Environmental Law and based on or resulting from (i) any facts or conditions relating to the business or operations, or the real property, facilities or assets owned, operated, leased, managed or controlled by the Company, any of its subsidiaries or former subsidiaries or any predecessors in interest of the Company or any of its subsidiaries or former subsidiaries in existence on the Closing Date, or (ii) any acts or omissions of the Company, any of its subsidiaries or former subsidiaries, its representatives or any predecessors in interest of the Company or any of its subsidiaries or former subsidiaries on or prior to, the Closing Date.

                  (c) "Hazardous Materials" means any hazardous, toxic or chemical substance, any pollutant or contaminant, any hazardous constituent or any waste, including, without limitation, petroleum, including crude oil or any fraction thereof, or any petroleum product, as defined under any Environmental Law.

            2.23 No Regulatory Problems. The Company (i) has not filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act, and is not and has not been the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission;

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 14


(iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or any order, judgment, or decree of any court of competent jurisdiction permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

            To the Company's knowledge, none of the Company's directors, officers, or beneficial owners of five (5%) percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to
Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to
Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

            2.24 Subsidiaries. Except for the Subsidiaries set forth in the Public Documents, the Company has no operating subsidiaries and has no interest in, shares of capital stock of or right to acquire an interest in or shares of capital stock of any other corporation, limited liability company, partnership or other entity. The Company owns all of the outstanding capital stock of the Subsidiaries free and clear of all liens, charges and encumbrances of any kind whatsoever, and there are no outstanding rights to acquire, or directly or indirectly control the

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 15


vote or transfer of, any of the capital stock of the Subsidiaries, except as set forth in the Public Documents.

            The representations and warranties made by the Company in this Agreement shall, in the event that the Company has one or more Subsidiaries, also apply and be true with respect to the Company on a consolidated basis with all of the Subsidiaries.

            2.25 Stock Collateral. None of the Company's obligations to any third party are secured by any of the Company's outstanding securities.

            2.26 Reaffirmation. All of the representations, warranties and covenants of the Company set forth in this Agreement or in any letter or certificate furnished to Placement Agent pursuant hereto, each of which is incorporated herein by reference and made a part hereof, shall be true in all material respects upon the execution of this Agreement, and shall be deemed to be repeated at and as of the Initial Closing and at and as of all subsequent Closings hereunder.

      3. Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants as follows:

            3.1 Due Incorporation. The Placement Agent is duly incorporated and validly existing and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the failure to be so qualified would have a materially adverse effect on the business of the Placement Agent.

            3.2 Broker/Dealer Registration. The Placement Agent is registered as a broker-dealer under Section 15 of the Exchange Act.

            3.3 Good Standing. The Placement Agent is a member in good standing of the NASD.

            3.4 Sale in Certain Jurisdictions. Sales of Units by the Placement Agent will be made only in such jurisdictions in which (i) the Placement Agent is a registered broker-dealer or where an applicable exemption from such registration exists and (ii) the Offering and sale of Units is registered under, or is exempt from, applicable registration requirements.

            3.5 Compliance with Laws. Offers and sales of Units by the Placement Agent will be made in compliance with the provisions of Rule 506 of Regulation D and/or Section 4(2) of the Act, and the Placement Agent will furnish to each investor a copy of the Offering Documents prior to accepting any payments for Units.

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 16


      4. Closing.

            At or prior to each closing, and as a condition of the Placement Agent's obligations hereunder, the following shall have been satisfied: (i) the Company shall have delivered to the Placement Agent at the closing (a) a certificate of the Company, signed by two executive officers thereof, stating
(I) the Offering Documents meet the requirements hereof and have been modified or supplemented as required by Paragraph 2 hereof and do not contain any untrue statement of material fact or fail to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; (II) all necessary corporate approvals have been obtained to enable the Company to issue and deliver the Units and the Placement Agent's Warrants in accordance with the terms of the Offering; and (III) the representations and warranties contained herein are true and correct as of the date of such closing as if, and to the same effect, the warranties and representations were made on such date; (b) Subscription Agreements signed by the Company and each of the Subscribers; (c) Consents of any party required to consummate this Offering and the transactions contemplated thereby; and (d) such other closing documents as shall be reasonably requested by the Placement Agent and/or its counsel.

            4.1 Placement Agent's Fees and Expenses. At the Initial Closing, and at each subsequent Closing, the Company shall pay to the Placement Agent a commission equal to five (5%) percent of the aggregate purchase price of the Units sold by the Placement Agent plus a two (2%) percent non-accountable expense allowance of the aggregate purchase price of the Units sold by the Placement Agent. In addition, the Placement Agent shall receive a Placement Agent's Warrant to purchase up to 20% of the number of Shares sold by the Placement Agent in the Offering at an exercise price of $0.90 per Share (the "Placement Agent's Warrants"). The Placement Agent's Warrants will be evidenced by a Share purchase warrant containing "piggyback" registration provisions, anti-dilution provisions and other terms and conditions customarily contained in Placement Agent Warrant agreements. Upon the exercise of any Warrant for a period of four years commencing one year after the date of the Closing, the Company has agreed to pay the Placement Agent a fee of 5% of the exercise price for each Warrant exercised in accordance with the NASD Rule and Regulations and Securities Exchange Act of 1934, as amended.

            In addition, at the Initial Closing, the Company shall pay the fees and disbursements of the Placement Agent's counsel, Virginia K. Sourlis, Esq., in connection with the Offering and qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate (which fees and disbursements shall be equal to Five-Thousand Dollars ($5,000)), and the fees of the Escrow Agent referred to in Section 5.1 below. All the foregoing amounts are payable directly to the parties who are owed same by deduction from the aggregate purchase price of the Units sold.

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 17


      5. Covenants. The Company covenants and agrees that:

            5.1 Expenses of Offering and Other Expenses. The Company shall be responsible for, and shall pay, all fees, disbursements and expenses incurred in connection with the Offering, including, but not limited to, the Company's legal and accounting fees and disbursements, the costs of preparing, printing, mailing and delivering, and filing, where necessary, the Offering Documents and all amendments and supplements thereto (in such quantities as the Placement Agent may reasonably require), the costs of any "due diligence" meeting held by the Company as requested by the Placement Agent, the fees and disbursements of the Placement Agent's counsel, Virginia K. Sourlis, Esq. referred to in Section 4.1, and the fees of the Escrow Agent pursuant to the escrow agreement between the Company and the Escrow Agent relating to the Offering. State exemption and blue sky filing fees will be paid by the Company as the same are due.

            5.2 Further Assurances. The Company will take such actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transaction contemplated hereby.

            5.3 Accuracy of Representations and Warranties. The Company hereby agrees that prior to the Termination Date or the Initial Closing, as the case may be, it will not enter into any transaction or take any action, and will use its best efforts to prevent the occurrence of any event, which could result in any of its representations, warranties or covenants contained in this Agreement or any of the Offering Documents not to be true and correct, or not to be performed as contemplated, at and as of the time immediately after the occurrence of such transaction or event.

      6. Indemnification and Contribution.

            6.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Offering Documents, or (B) in any blue sky application or other document executed by the Company specifically for blue sky purposes or based upon any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) any breach by the Company of any of its representations, warranties or covenants contained herein or in any of the Subscription

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 18


Agreements, or (iii) the omission or alleged omission by the Company to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, whether arising out of an action between the Placement Agent and a third party; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information regarding the Placement Agent which is furnished to the Company by the Placement Agent specifically for inclusion in the Offering Documents or any such Blue Sky Application or (ii) any breach by the Placement Agent of the representations, warranties or covenants contained herein (together, (i) and (ii) above are referred to as the "Non-indemnity Events").

            6.2 Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Non-Indemnity Event; and will reimburse the Company and each such controlling person for any legal or other expenses reasonably incurred by the Company or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon any Non-Indemnity Event.

            6.3 Procedure. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 19


with the defense thereof. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

            6.4  Contribution.  If the  indemnification  provided  for  in  this
Section 6 is unavailable to any indemnified party (other than as a result of the failure to notify the indemnifying party as provided in Section 6.3 hereof) in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, on the one hand, and of the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions, but before deducting other expenses) received by the Company bear to the commissions received by the Placement Agent. The relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact of the omission to state a material fact relates to information supplied by the Company, on the one hand, and the Placement Agent, on the other hand, and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            6.5 Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this
Section 6 were determined by pro rata allocation or by any method of allocation which does not take into account the equitable consideration referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            6.6  Attorneys'  Fees.  The  amount  payable  by a party  under this
Section 6 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim (including, without limitation, fees and disbursements of counsel incurred by an indemnified party in any action or proceeding between the indemnifying party and indemnified party or between the indemnified party and any third party or otherwise).

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 20


      7. Termination by Placement Agent. Each of the Company and the Placement Agent will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to the Initial Closing: (a) if the other party shall have failed, refused, or been unable to perform any of its obligations hereunder, or breached any of its representations or warranties hereunder; or (b) if, in the Placement Agent's or the Company's reasonable opinion, there has occurred an event materially and adversely, or materially and positively, affecting the value of the Units. If the Placement Agent elects not to proceed with the Offering as a result of the condition enumerated in clause
(a) above, or the Company elects not to proceed with the Offering for any reason other than the Placement Agent's failure to proceed expeditiously with the Offering, the Company shall reimburse the Placement Agent in full for its reasonable out-of-pocket expenses (including, without limitation, its legal fees and disbursements), up to a maximum of $10,000.

      8. Competing Claims. The Company acknowledges and agrees that the Placement Agent will not proceed to perform hereunder until it receives assurances, in form and substance satisfactory to the Placement Agent and their counsel, that as of the first date that the Offering Documents are presented to potential purchasers of Units, there will be no claims or payments for services in the nature of a finder's fee with respect to the Offering or any other arrangements, agreements, payments, issuances or understandings that may affect the Placement Agent's compensation hereunder other than any claims that may be made by the Placement Agent's own personnel. The Placement Agent shall compensate any of its personnel who may have acted in such capacities as it shall determine.

      9. Miscellaneous.

            (a) Governing Law. This Agreement will be deemed to have been made and delivered in the State of New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York, without regard to principles of conflicts of law. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the Supreme Court of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding, and the right to assert that such forum is an inconvenient forum, and (iii) irrevocably consents to the jurisdiction of the Supreme Court of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of New York or the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 21


            (b) Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

            (c) Notices. Whenever notice is required to be given pursuant to this Agreement, such notice shall be in writing and shall either be (i) mailed by first class mail, postage, prepaid, addressed (a) if to the Placement Agent, at the respective addresses set forth at the head of this Agreement with a copy to its counsel, Virginia K. Sourlis, Esq., The Galleria, 2 Bridge Avenue, Building 5, 1st Floor, Red Bank, New Jersey 07701, and (b) if to the Company, at 18881 Von Karman Avenue, Suite 250, Irvine, CA 92612, with a copy to its counsel, Peter W. Rothberg, Esq. at Nixon Peabody, LLP, 437 Madison Avenue, New York, New York 10022, or (ii) delivered personally or by express courier or facsimile (with confirmation back of delivery).

            (d) Parties. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or its obligations hereunder without the prior written consent of the other party. This Agreement is intended to be, and is, for the sole and exclusive benefit of the parties hereto and the persons described in Section 6.1 and 6.2 hereof and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement.

            (e) Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may not be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

            (f) Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

            (g) Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

            (h) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 22


            (i) Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof, respectively, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied in this Agreement. Any and all prior discussions, negotiations, commitments and understanding relating to the subject matter of these agreements are superseded by them.

            (j) Representations, Warranties to Survive Delivery. The respective representations, indemnities, agreements, covenants, warranties and other statements of the Company and the Placement Agent shall survive execution of this Agreement and delivery of the Units and/or termination of this Agreement prior thereto.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGES FOLLOW]

                                   (C) 2004 Network 1 Financial Securities, Inc.

Network 1 Financial Securities, Inc.
Private Placement Agent's Agreement
February 27, 2004
Page 23


            If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                       Very truly yours,

                                       DYNTEK, INC.

                                       By: _____________________________________
                                           Steven Ross
                                           President

AGREED TO:

NETWORK 1 FINANCIAL SECURITIES, INC.

By: _______________________________________
    William R. Hunt, Jr.
    President